UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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First Commerce Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST COMMERCE BANK
500 North Ellington Parkway
Lewisburg, Tennessee 37091
A LETTER TO OUR SHAREHOLDERS
March 30, 2007
Dear Shareholder:
     You are cordially invited to attend the 2007 Annual Meeting of Shareholders of First Commerce Bancorp, Inc. (the “Company”) to be held on April 17, 2007, at 10:00 o’clock a.m., local time, at the Main Office of First Commerce Bank, 500 North Ellington Parkway, Lewisburg, Tennessee 37091. At the Annual Meeting, shareholders of record and beneficial owners as of March 21, 2007, will be entitled to vote upon the election of directors who will serve until their successors have been elected and qualified. In addition, the shareholders will vote upon the ratification of the appointment of Maggart & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2007, as well as any other business that may properly come before the Annual Meeting.
     The director-nominees are: W. B. Marsh, Robert E. Wiles, Jr., Glenn Hardison, Walter Bussart, John Chunn, Thomas Hawkins, III, Allen Henderson, Jr., David Jent, James Moon, and James Russell, Jr.
     The enclosed proxy statement describes the proposed election of directors and ratification of appointment of independent auditors, and it contains other information about the Annual Meeting. Please read these materials carefully. It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please complete the enclosed proxy card and return it in the enclosed envelope without delay. If you attend the Annual Meeting, you may withdraw your proxy and vote in person. You may also revoke your proxy by following the instructions set forth in the accompanying proxy statement by giving appropriate notice at any time before your proxy is voted. If you have any questions about any matter related to our Company, I trust that you will call us.
     On behalf of your Board of Directors, I urge you to vote FOR Proposals 1 and 2 which are described in the proxy statement and set forth on the enclosed proxy card. I look forward to seeing you at the Annual Meeting.

Sincerely, First Commerce Bancorp, Inc.
/s/ W. B. Marsh
W. B. Marsh, Chairman/President/CEO

FIRST COMMERCE BANCORP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO:	Our Shareholders

DATE:	April 17, 2007

TIME:	10:00 a.m., Local Time in Lewisburg, Tennessee

PLACE:	Main Office of First Commerce Bank
500 North Ellington Parkway
Lewisburg, Tennessee 37091
ITEMS OF BUSINESS:
1)	To elect as directors W. B. Marsh, Robert E. Wiles, Jr., Glenn Hardison, Walter W. Bussart, John O. Chunn, Thomas Hawkins, III, Allen L. Henderson, Jr., David H. Jent, James P. Moon, and James Russell, Jr., whose terms currently expire at the 2007 annual meeting of shareholders, to serve a one-year term until the 2008 annual meeting of shareholders and until their respective successors have been elected and qualified; and

2)	To ratify the Audit Committee’s selection of Maggart & Associates, P.C., as the Company’s independent auditors for the year ending December 31, 2007; and

3)	To conduct other business properly brought before the Annual Meeting. Execution of a proxy confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with such proxy holder’s best judgment on such other business, if any, as may properly come before the Annual Meeting or any postponement or adjournment thereof.

ELIGIBILITY:	You can vote if you were a shareholder of record at the close of business on March 21, 2007.

ADJOURNMENT:	If necessary, your proxy will be voted to adjourn the Annual Meeting to a later date to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

MAILING DATE:	This proxy statement and the Company’s Annual Report for the year ended December 31, 2006, together with the proxy card for the Annual Meeting, are first being mailed to shareholders on or about March 30, 2007.
By Order of the Board of Directors
/s/ D. Glenn Hardison
D. Glenn Hardison, Secretary/CFO
Lewisburg, Tennessee
March 30, 2007
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY SHEET TODAY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES OF AMERICA.
 -i-

FIRST COMMERCE BANCORP, INC.
2007 ANNUAL MEETING OF SHAREHOLDERS
-ii-

PROXY STATEMENT
INFORMATION ABOUT THE 2007 ANNUAL MEETING AND VOTING
General Information
This proxy statement and form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First Commerce Bancorp, Inc. (the “Company”) for use at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company or at any adjournment or postponement thereof.
The Annual Meeting is scheduled to be held at the Main Office of First Commerce Bank, 500 North Ellington Parkway, Lewisburg, Tennessee 37091, on Tuesday, April 17, 2007, at 10:00 o’clock a.m. local time. (All times are Central Time.) The Notice of Annual Meeting and this proxy statement are being first mailed to shareholders on or about March 30, 2007. The Company’s Annual Report to Shareholders for the year ended December 31, 2006, is being mailed to shareholders with the mailing of this proxy statement. This proxy statement summarizes information that will help you vote in an informed manner. A proxy card (the pastel blue page) is included for your use, together with a postage prepaid return envelope.
The items of business scheduled to be voted on at the Annual Meeting are:
•	The election of ten members to the Company’s Board of Directors whose terms currently expire in 2007, to serve a one-year term until the 2008 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. The nominees are W. B. Marsh, Robert E. Wiles, Jr., Glenn Hardison, Walter W. Bussart, John O. Chunn, Thomas Hawkins, III, Allen L. Henderson, Jr., David H. Jent, James P. Moon, and James L. Russell, Jr.
•	The ratification of the Audit Committee’s decision to select Maggart & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2007.
Our Board recommends that you vote your shares “FOR” both of these proposals.
No person is authorized to give any information or to make any representation not contained in this proxy statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This proxy statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth in this document since the date of mailing this proxy statement.
The Board of Directors has not adopted a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting immediately following the Annual Meeting, and most directors attend the Annual Meeting. Seven of the directors attended the 2006 Annual Meeting of Shareholders.
Although we may make reference to our website address in this proxy statement, it is intended as an inactive textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Voting Rights, Outstanding Shares and Quorum
Only shareholders who owned our common stock at the close of business on March 21, 2007 (the “record date”) are entitled to vote at the Annual Meeting. On this record date, we had 1,310,692 shares of our common stock outstanding.
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if at least a majority of the outstanding shares are represented in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
Each share of our common stock that you own entitles you to one vote. The proxy card indicates the number of shares of our common stock that you owned as of the record date. The inspector of election will count votes for the meeting, and will separately count “For” and “Against” votes, abstentions and broker non-votes. With respect to the election of directors, shareholders can vote “For” the entire slate, “Withhold Authority” against the entire slate, or against any particular nominee by writing such person’s name on the proxy card where indicated. You may vote “For,” “Against,” or “Abstain” with respect to any other proposal. The persons receiving the most votes for directors will be elected. The other proposal will be approved if more votes are cast “For” the proposal than “Against” it.
If your broker holds your shares as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under applicable rules on which a broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. This year, broker non-votes will not have any effect on either of the matters scheduled to be presented to the shareholders.
You may vote in one of the following ways:
•	You may attend the 2007 Annual Meeting and vote in person; or
•	You may complete, date, sign and return the enclosed proxy card.
Revocability of Proxies
Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is voted on any of the first two proposals listed on your proxy card. You may revoke your proxy on or before the business day preceding the Annual Meeting by physically delivering a written notice of revocation or another duly executed proxy bearing a later date to the Company’s Main Office, at the address given above, to Mr. Glenn Hardison, Corporate Secretary of the Board. You may also revoke your proxy by attending the Annual Meeting and voting in person. However, your revocation must actually be received by the Company’s Corporate Secretary before the time that your proxy is first voted on any specified item of business at the Annual Meeting. Merely attending the Annual Meeting does not automatically revoke your proxy; you must give notice to the Corporate Secretary of the Board, Mr. Glenn Hardison that you wish to revoke a prior proxy.

Solicitation
The Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. The Company will bear the entire cost of soliciting proxies, including preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others, to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other employees of the Company. We will not pay our directors and employees any additional compensation for soliciting proxies. Presently, we have not engaged a third-party proxy solicitation firm, but we reserve the right to do so in the discretion of the Board of Directors.
Shareholder Proposals
If you have a proposal or director nomination that you would like included in our proxy statement and form of proxy for, or to be presented at the 2008 Annual Meeting of Shareholders, please refer to the section entitled “Shareholder Proposals and Nominations for the 2008 Annual Meeting” below.
Shareholder Questions and Availability of Company Information
If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact:
Investor Services — Ask for Glenn Hardison
First Commerce Bank
500 North Ellington Parkway
Lewisburg, Tennessee 37091
Shareholders, Banks and Brokers (call collect): (931) 359-4322
E-mail — ghardison@firstcommercebank.net
If you need additional copies of this proxy statement or voting materials, please contact the Company’s Investor Services Department as described above. Also, shareholders may request a free copy of our 2006 Annual Report on Form 10-KSB, after it is filed with the Securities and Exchange Commission, from our Investor Services Department at the above address. We will also furnish shareholders any exhibit to the Form 10-KSB for 2006 if specifically requested. A copy of the report will also be posted on the Company’s website at www.firstcommercebank.net and is available on the Securities and Exchange Commission’s website at www.sec.gov.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Information about our Board of Directors
The nominees are the Company’s incumbent directors: W. B. Marsh, Robert E. Wiles, Jr., Glenn Hardison, Walter W. Bussart, John O. Chunn, Thomas Hawkins, III, Allen L. Henderson, Jr., David H. Jent, James P. Moon, and James L. Russell, Jr. Their current terms expire at the Annual Meeting. Each of them has been nominated to serve a one year term, until the 2008 Annual Meeting of Shareholders, and until their respective successors have been elected and duly qualified.
The Board represents the interests of our shareholders by overseeing the Chief Executive Officer and other members of senior management in the operation of the Company. The Board’s goal is to optimize long-term value by providing guidance and strategic oversight to the Company on our shareholders’ behalf. Generally, we require that our directors have extensive business experience, outstanding reputations in their industries, diverse views, knowledge of the communities in which we operate, and an understanding of financial matters.
All of the Company’s directors also serve as directors of First Commerce Bank, our wholly-owned bank subsidiary (the “Bank”).
Under the Company’s charter, the Company’s entire Board of Directors is elected each year by plurality vote of the class or series entitled to vote for one or more directors. The Board must consist of between five and twenty-five members, with the exact number to be set by resolution of the board. Our current board consists of ten directors. Every year, each director must stand for election by our shareholders to serve a one year term and until such person’s successor has been elected and qualified. Each director elected shall hold office until the next annual meeting of shareholders, until a successor is elected and qualified, or until his or her earlier death, resignation or removal as provided in the bylaws or by applicable law. The Board of Directors, acting through its nominating committee, has nominated, all of the nominees for this year’s election. Nominations can also be made by shareholders. See “Shareholder Proposals and Nominations for the 2008 Annual Meeting” below.
The Board of Directors has determined that each of the following directors is an “independent director” within the meaning of the listing standards of the Nasdaq Stock Market, LLC:

Walter W. Bussart;	David H. Jent;
John O. Chunn;	James P. Moon; and
Thomas Hawkins, III;	James L. Russell, Jr.
Allen L. Henderson;
In determining the independence of John O. Chunn, the Board of Directors considered the fact that Mr. Chunn’s construction company had bid on and constructed a branch location for the Bank in 2005.
Any director may be removed at any time, with or without cause, by the holders of a majority of the shares of stock of the Company then entitled to vote at an election of directors; provided, that if the holders of any class or series of capital stock are entitled by the provisions of the Company’s Charter to elect one or more directors, then such director or directors so elected may be removed only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote at an election of such director or directors. Any director may resign at any time upon written notice to the Company.

Vacancies and newly created directorships resulting from any increase in the total number of directors established by the Board may be filled by the affirmative vote of the majority of the total number of directors then in office, though less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy resulting from an increase in the number of directors, or otherwise, shall hold office for a term that shall expire at the next annual meeting of the Company’s shareholders. As such, each director so chosen shall hold office until the next annual meeting and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Whenever holders of any class or classes of stock or series thereof are entitled by the provisions of the Charter to elect one or more directors, vacancies and newly created directorships of such class or classes or series may only be filled by the affirmative vote of the majority of the total number of directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
Our Board meets monthly and at call for special meetings. Following the formation of the Company on July 26, 2006, the Board of Directors of the Bank and the Company meet in joint session. Directors may act at a meeting, may use modern communications devices to hold meetings, and may also act by written consent. The Board of Directors either meeting as the Bank board prior to July 26, 2006, or meeting jointly thereafter, held twelve regular meetings and two special meetings last year. A majority of the members constitutes a quorum and a majority of those directors who are present and voting at a meeting can generally cast the deciding vote on each matter considered. Directors cannot vote or act by proxy in connection with a board meeting. Directors may act by written consent in accordance with law. In 2006, all directors attended 75% or more of the Board and their assigned committee meetings. In 2006, the Company’s directors were paid $500 for each meeting of the Board attended. Members were not separately compensated for attending committee meetings.
The Company has adopted a Code of Ethics which is applicable to all directors, officers and other employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is available for inspection as described on page 3 of these materials at “Shareholder Questions and Availability of Company Information.” The Company intends to give notices of amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s directors, chief executive officer, principal financial officer or principal accounting officer) by appropriate filings on Form 8-K.
Selection of Candidates for Directors
The Board as a whole is responsible for recommending individuals for election to the Board by the shareholders and for filling vacancies on the Board that may occur between annual meetings of the shareholders. The Nominating Committee is responsible for recommending candidates to the Board of Directors for its consideration. The Nominating Committee is responsible for seeking candidates to become or remain Board members, consistent with the criteria believed to be relevant by the Committee, and for recommending candidates to the entire Board for selection by the Board for nomination to fill vacancies on the Board or expiring terms of directors at each annual meeting of shareholders.
The Nominating Committee and management work together to assure that the Company’s Board of Directors has the type of membership that will honestly and diligently serve the interests of the Company, its shareholders, and its other stakeholders. In the nominating process, the Nominating Committee discusses and evaluates possible candidates in detail based on information available publicly and based on discreet inquiries made by the members. From time to time, the Nominating Committee considers potential new nominees for the position of an independent director based on many factors, including the following criteria:

•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community;

•	Current knowledge and contacts in Marshall County and surrounding counties in Tennessee in the banking industry or in other industries relevant to the Bank’s business;

•	Diversity of viewpoints, background, experience and other demographics;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The anticipated ability of the potential candidate to work well, and to complement, the other directors and potential directors in building a Board that is effective in advancing the Company’s interests, sensitive to its constituencies, and responsive to its duties and responsibilities.
The Nominating Committee does not set specific, minimum qualifications that nominees must meet in order for the committee to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Although the Company’s bylaws and charter do not require that a Board member own stock in the Company, such ownership is believed to be a positive indicator of the individual’s interest in the Company. Once a candidate is identified whom a consensus of the serving Board members wants seriously to consider and move toward nomination, the Chairman of the Nominating Committee, the President and/or other directors will enter into discussions with that nominee.
The Nominating Committee will consider any suggestions offered by other directors or shareholders which, on their face appear reasonable, with respect to potential directors. It is the intent of the Nominating Committee that there be no difference in the manner in which potential nominees are evaluated based on whether they are nominated by a member of the Board or by a shareholder. Shareholders who wish to submit nominees for director for consideration by the Nominating Committee for recommendation on the Board for election may do so by submitting one or more proposed candidates’ name and other important information in writing to the Company’s Corporate Secretary as described below under “Delivery of Proposals and Nominations.”
Although the Nominating Committee and the Board of Directors will consider shareholder nominations, the Board is not required to enlarge or change the size of the Board in order to nominate or allow for the recommendation of an otherwise fully qualified candidate proposed by a shareholder or any individual director. The Board believes that the procedures and standards outlined above and described in greater detail in its bylaws are sufficient to serve the Company’s needs in its marketplace. In any event, the requirements of the Company’s bylaws, as amended, must be satisfied in the shareholder nomination process. The bylaws are available for inspection and copying as set forth in the section “Shareholder Questions and Availability of Bank Information” on page 3 of this proxy statement as well as being available on the Securities and Exchange Commission’s website at www.sec.gov. Our bylaws contain specific provisions regarding the requirements for making shareholder proposals and nominating director candidates and no nominations will be considered unless they comply strictly with these requirements.
Information about the 2007 Election of Directors
The Board of Directors of the Company has a standing nominating committee. That committee has recommended, and the Board has nominated, all of the currently serving members for re-election to the Board at the Annual Meeting. If re-elected, each director will serve until the 2008 annual meeting of shareholders or, in each case, until his successor is elected and has qualified, or until his death, resignation or removal. The Company’s Board has not adopted a nominating committee charter or other formal procedure for nominating directors. The Board did not hire any director search firm in 2006 or 2007 and, accordingly, paid no fees to any such company. The Company could, but does not expect to, hire such a firm in the future.

Our shareholders elect directors by a plurality of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of directors. Shares represented by executed proxies will be voted “For” the election of the nominees listed below, unless authority to vote in favor of the nominees is withheld. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any of the nominees will be unable to serve. However, if any nominee cannot serve, your proxy may be voted for another nominee proposed by the Board, or the Board may reduce the number of authorized directors.
Biographies of Nominees for Election at the 2007 Annual Meeting
We provide below a short biography of each of the nominees. The Board unanimously recommends that you vote FOR the election of all of the nominees.
The persons listed below are all current members of the Company’s and the Bank’s Board of Directors. Each member has been a director of the Bank since 2002 and of the Company since its formation in July 2006. The following brief biographical information is provided for your information:
W. B. Marsh, 56, is Chairman, President and Chief Executive Officer of the Company and the Bank. He attended Middle Tennessee State University and the University of Tennessee, where he received his Bachelor of Science in Business Administration in 1973. He also graduated from the School of Banking held at Vanderbilt University and from the Mid-South School of Banking. He attended the Executive Development School at Rhodes College in 1988-1989. Mr. Marsh served as an examiner for the Tennessee Department of Financial Institutions from 1973 until 1978. Since that time, he has had extensive financial institution experience in Marshall County, Tennessee. Mr. Marsh served as Chairman of the Board of the Marshall Medical Center from 1992 until 2001, and has held a variety of other positions in city and non-profit organizations.
Robert E. Wiles, Jr., 52, is Executive Vice President and Chief Operating Officer of the Company and the Bank. Mr. Wiles attended Vanderbilt University on a baseball scholarship and received his degree in business administration in 1977. Mr. Wiles has extensive experience in the retail and financial sectors, and he also worked with the Tennessee Department of Commerce and Insurance. He is a graduate of both the Tennessee School of Banking at Vanderbilt University and the Graduate School of Banking at Louisiana State University. He is past president of the Marshall County Chamber of Commerce and past Chairman of the Board of Wee Care, Inc.
D. Glenn Hardison, 55, is the Company’s and the Bank’s Chief Financial Officer and the Corporate Secretary of both. He is a graduate of David Lipscomb College (now University), from which he received a Bachelor of Science Degree in accounting, with a minor in economics. Mr. Hardison was employed for ten years with the Internal Revenue Service as a revenue agent and in management. After leaving the Internal Revenue Service, Mr. Hardison worked for a major accounting firm and then opened his own certified public accounting firm in Lewisburg, with a branch office in Franklin, which he operated for nearly 20 years. Mr. Hardison is a Member of the American Institute of Certified Public Accountants and the Tennessee Society of Certified Public Accountants.
Walter W. Bussart, 65, is an honors graduate of the University of Tennessee with a Bachelor of Science Degree in Business Administration (and a concentration in Industrial Management). He attended the College of Law at the University of Tennessee, graduating with a Doctor of Jurisprudence. He was named the Outstanding Moot Court Attorney in his law school class. Mr. Bussart has served in the Tennessee Army National Guard and presently holds the rank of Colonel. He has also served as a Judge and elected member of the Tennessee House of Representatives. Mr. Bussart’s law practice is headquartered in Marshall County.
John O. Chunn, 60, attended the University of Tennessee and served in and retired from the Tennessee Army National Guard. Mr. Chunn has worked for Heil Quaker Corp., in Lewisburg, with International Nuclear, and with Avco Aerostructures Division. He has been engaged in a number of construction-related businesses, including the construction of dairy buildings and the installation of dairy equipment. Mr. Chunn formed Truette Construction Co. on January 1, 1979, which is located in Marshall County, and which he continues to operate.
Thomas H. Hawkins, III, 63, attended Middle Tennessee State University and then joined his family’s business, Lewisburg Tribune Incorporated, where he is currently the President and Chairman of the Board. One of his company’s divisions, Lewisburg Printing Company, is one of the fastest growing commercial printers in Tennessee. Mr. Hawkins is active in the printing industry, having served as a recent chairman for the Printing Industry of the South, and he is currently a member of the Board of Directors and serves on the Insurance Committee of the Printing Industry Association of America, one of the largest trade organizations in the world.
Allen L. Henderson, Jr., 59, attended Martin Junior College, and graduated with a Bachelor of Science Degree from Tennessee Technical University in Industrial Technology. Mr. Henderson is involved in a number of businesses, including Lewisburg Industrial & Welding, Inc., located in Lewisburg, which he founded in 1971. He is the president of that company. He also operates the local Napa Autoparts Store in Lewisburg.
David H. Jent, 64, focuses on David Jent Realty and Auction, which he has operated as owner and broker since March of 1980. Prior to that, he was employed by Grover Collins Real Estate and Auction and at Heil Quaker in Lewisburg. Mr. Jent has served as a member of the Southern Middle Tennessee Board of Realtors and as President of Maury-Marshall Board of Realtors (1994), Region 3 Vice President of the Tennessee Association of Realtors.
James P. Moon, 61, is a graduate of Rhodes College in Memphis and he received a Masters Degree in Teaching with an emphasis on Economics from the Graduate School of Middle Tennessee State University. Mr. Moon taught and coached in high school in Middle Tennessee. He worked with Moon Pencil and co-founded Eraser Products. In 1998, he sold his interest in Moon Pencil and Eraser Products. Currently, Mr. Moon is retired but involved in the construction and rental of storage and manufacturing buildings. Mr. Moon is a past president of Writing Instruments Manufacturers Association and of the Pencil Makers Association. He served two terms on the Executive Committee of the National School Supply and Equipment Association. Mr. Moon has also served on the Board of Trustees of the Martin Methodist College and the Board of Trustees of Battleground Academy.
James L. Russell, Jr., 54, graduated from Columbia State Community College in 1973 with an Associates Degree in Business and from Middle Tennessee State University in 1976 with a Bachelor of Science in Business Management and a minor in Economics and Finance. He joined Russell Vending Service in 1976, where he has served in a wide variety of roles, including human relations, accounting, data processing, electronics and others. Mr. Russell has been extensively involved in the social and business community of Lewisburg and Marshall County for many years.
The Committees of the Board of Directors
Under the Company’s and the Bank’s bylaws, the Board of Directors may, by resolution passed by the majority of the total number of directors then in office, designate one or more committees. Each committee must consist of one or more of the directors of the Company or the Bank, as the case may be. To the extent provided in such resolution or in the Company’s or the Bank’s bylaws, a committee may exercise the powers of the Board of Directors in the management and affairs of the Company, except as otherwise limited by law. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum. Unless otherwise provided in such a resolution, in the event that a member of such committee, and that member’s alternate, if alternates are designated by the Board of Directors as provided in the bylaws, is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.
During 2006, and at present, our Board and the Bank’s Board have multiple joint standing committees. These committees are the Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee. The membership of these committees is recommended by the Chairman and approved by the Board of Directors. The reports and minutes of these committees are to be received and considered by the Company’s and the Bank’s joint Board of Directors at its regular meetings. The Board of Directors has established, and may establish in the future, other and different committees from time to time. In addition the these committees, the Board of the Bank utilizes a CRA committee and other committees. The following information relates to four specific committees.
Executive Committee

2006-2007 Membership:	Functions:
William B. Marsh, Chair John O. Chunn D. Glenn Hardison Thomas H. Hawkins, III James P. Moon Robert E. Wiles, Jr.	Reviews and approves loans where the total commitment is over $500,000 but not more than $1,500,000.

Reviews all director-related loans and all other extensions of credit under the Board’s direction.

Generally authorized to perform a wide variety of functions for the board of directors and to act for and on behalf of the full board of directors when the board of directors is not in session.

This committee met 31 times in 2006.

Nominating Committee

2006-2007 Membership	Functions:
David H. Jent, Chair Thomas H. Hawkins, III James P. Moon	Reviews Board’s membership, giving consideration to the availability of other qualified shareholders as Board members, and related matters.

Reviews members of the existing Board and Advisory Board to evaluate their qualifications to continue as board members.

Seeks and evaluates new candidates for Board or Advisory Board membership.

Considers shareholder nominations made in accordance with the requirement of the Company’s charter and bylaws.

This committee met once in 2006.
Mr. Marsh is a non-voting advisory member of this committee.
Human Resources and Compensation Committee

2006-2007 Membership:	Functions:
Walter W. Bussart, Chair John O. Chunn Allen L. Henderson, Jr. William B. Marsh	Makes recommendations to the full Board of Directors on executive and other compensation issues.

Reviews and considers compensation plans for directors, executive officers, and other employees.

Evaluates the performance of executive and other officers and employees, with a view towards profitability, long-term growth and trends, regulatory factors and ratings, and perceived performance.

Reviews and recommends modifications to the committee’s charter, a copy of which is available on the Company’s website.

This committee met three times in 2006.
Audit Committee

2006-2007 Membership:	Functions:
James L. Russell, Jr., Chair Walter W. Bussart Thomas H. Hawkins, III David H. Jent	Engages, determines the compensation of, and oversees the Company’s independent external auditors and the internal auditors.

Reviews the independence of the external auditor.

Reviews and approves the scope and adequacy of audit plans.

2006-2007 Membership:	Functions:
Reviews the scope and adequacy of internal controls. Approves significant accounting principles, concepts, and practices related to the consolidated financial statements.

Reviews the Company’s consolidated financial results and Securities Exchange Act filings.

Reviews the internal and external audit program with the goal of assuring that the Company’s audit plans, policies and practices are appropriate.

Reviews audit fees.

Supervises matters relating to internal and external audit functions, including the approval of all auditing and non-auditing services performed by the Company’s independent auditor or other auditing or accounting firms.

Reviews and sets internal policies and procedures regarding audits, accounting and other financial controls, including the loan review function.

Approves, reviews, and determines the adequacy of the Audit Committee’s Audit Committee Charter, a copy of which is available on the Company’s website.

This committee met six times in 2006.
The Company’s Board of Directors considers each of the members of the Compensation Committee, Nominating Committee and Audit Committee to be independent under the listing standards of the Nasdaq Stock Market, LLC other than Mr. Marsh who serves on the Compensation Committee. From time to time, the Bank makes loans to the directors and executive officers of the Company and the Bank, and related persons and entities, in the ordinary course of its business. See “Certain Transactions.”
Our non-management directors reserve the right to meet at regularly scheduled executive sessions and may hold such additional executive sessions as they determine necessary or appropriate. No such meetings were deemed necessary or held in 2006.
We also have two advisory directors: Mr. William H. Coble, Jr. and Mr. Preston Blackmon. These individuals customarily attend board meetings but do not vote.
The Board believes it is important for shareholders and others to have a process to send communications to the Board or to specific members of the Board. Accordingly, any shareholder or other interested party who desires to communicate with the Company’s Board of Directors, any individual director, or the independent or non-management directors as a group, may do so by regular mail or e-mail directed to the Secretary of the Company. The mailing address of the Company’s Secretary is: First Commerce Bancorp, Inc., Attention: Mr. Glenn Hardison, Corporate Secretary, 500 North Ellington Parkway, Lewisburg, Tennessee 37091; the Secretary’s e-mail address is ghardison@firstcommercebank.net. Upon receiving mail addressed to the board, the Secretary will assess the appropriate director or directors to receive the message, and will forward the mail to such director or directors without alteration.

Executive Officers
The following are the executive officers of the Company and the Bank. Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date of this proxy statement and each has held the positions specified since the Bank opened for business in December of 2002, or the Company was incorporated in July 2006. (The period covered in the table is limited to five years.)

Name	Age	Office and Business Experience
W. B. Marsh	56	Chairman, President and Chief Executive Officer of First Commerce Bank (September 2002-present) and First Commerce Bancorp, Inc. (July 2006 to present); executive officer of Peoples & Union Bank from 1978 to 2001.

Robert E. Wiles, Jr.	52	Chief Operating Officer, First Commerce Bank, (2004 – present); Chief Operating Officer, First Commerce Bancorp, Inc. (July 2006 to present) Executive Vice President of First Commerce Bank (September 2002-2004); executive officer of Peoples & Union Bank from 1982 to 2001.

Glenn Hardison	55	Chief Financial Officer of First Commerce Bank (2002-present) and First Commerce Bancorp, Inc. (July 2006 to present); Certified Public Accountant in Lewisburg, Tennessee from 1983 to 2002.
The executive officers are appointed by, and serve at the discretion of, the Company’s and the Bank’s Board of Directors. Officers are elected annually by the Company’s and the Bank’s Board of Directors. It is anticipated that the named officers will be re-elected to the positions set forth for them in this proxy statement. No executive officer has an employment contract or non-competition agreement with the Company or the Bank.
The directors and executive officers of the Company held 119,228 options as of March 21, 2007, of which 100,163 are exercisable currently or within the sixty days next following March 21, 2007. To the knowledge of the Company, based on records available to them, including filings on Schedules 13D and 13G, Mr. James P. Moon and Mr. William H. Coble, Jr., each owns more than 5% of the Company’s outstanding common stock at March 21, 2007.

EXECUTIVE COMPENSATION
The following table sets forth the compensation of the Company’s Chief Executive officer and the other two most highly compensated executive officers for the fiscal year ended December 31, 2006 (if their total compensation equaled or exceeded $100,000) (collectively, the Company’s “Named Executive Officers”). The figures below include all compensation paid for all services to the Company and the Bank for that fiscal year that is reportable under SEC regulations. The amounts shown in the “Non-Equity Incentive Plan Compensation” column were paid pursuant to the Company’s and the Bank’s employee incentive plan that is described in the section below titled “Benefits.”
2006 Summary Compensation Table

Change in
Pension
Value and
						Non-	Nonqualified
						Equity	Deferred
						Incentive	Compen-
				Stock	Option	Plan	sation	All Other
		Salary	Bonus	Awards	Awards(1)(2)	Compen-	Earnings(3)	Compensation(4)	Total
Name and Principal Position	Year	($)	($)	($)	($)	sation ($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
W.B. Marsh, President and Chief Executive Officer of the Company and the Bank	2006	$175,375	—	—	$1,772	$60,000	—	$48,586	$285,733

Robert E. Wiles, Jr., Executive Vice President and Chief Operating Officer of the Company and the Bank	2006	$106,500	—	—	1,274	8,000	—	23,893	139,667

Glenn Hardison Chief Financial Officer of the Company and the Bank	2006	$98,000	—	—	1,274	6,000	—	28,360	133,634

(1)	The amounts in the column captioned “Option Awards” reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of awards pursuant to the Bank’s 2002 Stock Option Plan that was assumed by the Company in connection with its formation and thus may include amounts from awards granted in and prior to 2006. For a description of the assumptions used by the Company in valuing these awards for the fiscal year ended December 31, 2006 please see “Note 13 – Stock Option Arrangements” to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

(2)	In fiscal 2006, there were no options that were forfeited.

(3)	Pursuant to the instructions to Item 402 of Regulation S-B, the Bank has omitted information regarding group life, health, hospitalization, medical reimbursement or relocation plans that do not discriminate in scope, terms or operation, in favor of executive officers or directors of the Bank and that are available generally to all salaried employees.

(4)	This amount includes the allocable share of the deferred compensation expense of the Bank in 2006 with respect to each of the named individuals. These amounts were approximately $32,971 for Mr. Marsh, $13,113 for Mr. Wiles and $18,000 for Mr. Hardison. Also includes the Company’s matching grants under the Bank’s 401(k) plan in the amounts of $ 9,415 for Mr. Marsh; $4,580 for Mr. Wiles; and $4,160 for Mr. Hardison; and director fees of $6,200 for each of Messrs. Marsh, Wiles and Hardison.

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2006:
Outstanding Equity Awards At 2006 Fiscal Year-End

	Option Awards						Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
				Equity					Plan	Market or
				Incentive					Awards:	Payout
				Plan					Number of	Value of
	Number			Awards:				Market	Unearned	Unearned
	of		Number of	Number of			Number of	Value of	Shares,	Shares,
	Securities		Securities	Securities			Shares or	Shares or	Units or	Units or
	Underlying		Underlying	Underlying			Units of	Units of	Other	Other
	Unexercised		Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options		Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)		(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable(1)		Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
W.B. Marsh	6,768			—	10.00	12/17/2012	—	—	—	—
	477	(3)	1,909		22.00	10/22/2014
	315	(3)	1,260		22.00	10/22/2014

Robert E. Wiles, Jr.	8,846			—	10.00	12/17/2012	—	—	—	—
	254	(3)	1,018		22.00	10/22/2014
	315	(3)	1,260		22.00	10/22/2014

D. Glenn Hardison	9,062			—	10.00	12/17/2012	—	—	—	—
	7,719	(2)			10.00	12/17/2012
	254	(3)	1,018		22.00	10/22/2014
	315	(3)	1,260		22.00	10/22/2014

(1)	The options have a ten year term from the date of grant and vest in 20% increments over the first five years of the award commencing on the grant date.

(2)	The options have a ten year term from the date of grant and vest in 33% increments over the first three years of the award.

(3)	The options have a ten-year term from date of grant and vest in 20% increments commencing on the second anniversary date of the award.

Benefits
In 2002, the Company adopted a 401(k) profit-sharing plan for the benefit of its employees, which plan became effective January 1, 2003. Employees eligible to participate in the plan are those persons who (1) were employees at the date of the adoption of the plan and (2) are at least 21 years old and who have worked one year, as provided in the plan. The provisions of the plan provide for both employee and employer contributions. Under the 401(k) plan, the Company agrees to match 100% of the first three percent of compensation contributed by the employee and 50% of the next two percent. The Company does not match employee contributions / deferrals above the five percent level. For the years ended December 31, 2006, 2005, and 2004, the Bank made contributions to this plan of $103,313, $88,047, and $30,375, respectively. The Company has the right to make discretionary contributions to match some percentage of an employee’s contributions. The Company is obligated to pay the expenses of the plan. Any expenses incurred in 2006 in connection with the plan were not material.
Life insurance, health and dental insurance, disability insurance, and other traditional benefits (such as paid vacation) are provided to full-time Company employees. These benefits are generally believed to be commensurate with the types of benefits offered in the Middle Tennessee area by competing financial institutions. In accordance with the Company’s marketing strategy, Company officers may entertain customers and prospective customers at restaurants and private clubs at the Company’s expense. The Company’s life insurance for employees is devised to provide three times annual compensation as the benefit level.
During December 2005, the Company purchased single-premium bank-owned life insurance on the lives of three of its executives for $1.5 million. The purpose of this insurance is to enable the Company to provide retirement benefits to Messrs. Marsh, Wiles, and Hardison at, in the view of the Board, a lower price than would be necessary if the Bank were to adopt a pension plan. As a result of the purchase, the Company entered into certain supplemental executive retirement agreements with Messrs. Marsh, Wiles and Hardison. These agreements provide for a monthly retirement benefit for 180 consecutive months for Mr. Marsh of $4,167, for Mr. Wiles of $2,917, and for Mr. Hardison of $2,500. The Bank intends to use the bank-owned life insurance to fund these benefits. These individuals have no interest in the bank-owned life insurance but, rather, each has a separate “supplemental executive retirement plan” agreement with the Bank. The Company will look to the bank-owned life insurance to fund the benefits due to these individuals. The Company’s principal risks are that the insurance company will not be able to pay the policies when due, or that the crediting of cash value to the policies will not meet anticipated needs. The Company will be the beneficiary in the event of the deaths of any one or more of these individuals. The individuals do not have any interest in the cash value or death benefit proceeds of the life insurance policies. The deferred compensation expense recognized by the Company for 2006 for all three of these supplemental executive retirement plan agreements was $64,144.
The First Commerce Bank Stock Option Plan
The shareholders of the Company approved the First Commerce Bank 2002 Stock Option Plan (the “2002 Plan”) on November 26, 2002, and the proposed allocation of 220,000 shares to the 2002 Plan. The plan was implemented by the Board of Directors in December of 2002. In connection with the acquisition by the Company of all of the outstanding shares of Bank common stock in October 2006, the Company assumed the 2002 Plan, such that awards outstanding under the 2002 Plan now reflect options to acquire shares of the Company’s common stock. Options for 153,470 shares were outstanding at year-end 2006, of which 125,525 shares were exercisable. The weighted average exercise price for options outstanding at the end of 2006 was $12.73. During 2006, options for 4,810 shares were exercised, for which the Company received $48,100.

Purpose
The purpose of the 2002 Plan is to assist in retaining the services of persons now serving as our or the Bank’s directors, officers and employees and to attract and retain the services of persons capable of serving as employees, officers, and directors of the Company or the Bank. The 2002 Plan is also intended to provide incentives for such persons to exert maximum efforts to promote the Company’s and the Bank’s continued development and success. The Compensation Committee of the Board of Directors believes that such options help further align the interests of the Company’s and the Bank’s, employees and directors with the interests of the Company, the Bank and the shareholders.
Administration
The Compensation Committee of our Board of Directors administers the 2002 Plan. The committee and the Board of Directors have the power to construe and interpret the 2002 Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.
Stock Subject To The 2002 Plan
As of March 21, 2007, options for 38,420 shares were available for future grant under the 2002 Plan. The exercise price per share for options granted ranges from $10.00 per share to $22.00 per share, which “strike price” was determined by the Board of Directors to be the fair market value of the shares on the date of grant. (The Company’s shares are not traded on any recognized or established securities market and, accordingly, the Board has determined the fair market value based on information available to it, including privately negotiated trades reported to management of the Company.)
If options granted under the 2002 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the 2002 Plan.
Eligibility, Option Grants
The 2002 Plan provides that options may be granted to employees and non-employees of the Company or the Bank, including all of the directors, officers, and other employees. Options granted under the 2002 Plan may be either statutory or nonstatutory, meaning that they either may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.
Director Compensation
     The Company’s directors also serve as directors on the Board of Directors of the Bank. In 2006, each director received $500 per meeting of the Bank’s or the Company’s Board of Directors. Following the Company’s formation in July 2006, the Board of Directors of the Company and the Board of Directors of the Bank met in joint session. Directors are not compensated for their committee meetings. In 2006, the Board of Directors held twelve regular meetings and two special meetings. Preston Blackmon and William H. Coble serve as non-voting advisory directors to the Board of Directors. Each of these individuals received fees for their advisory services in 2006 totaling $5,500.

The following chart sets forth the fees paid to the Company’s directors for services provided in 2006:
2006 Director Compensation

					Change in
					Pension Value
					and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name[1]	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Walter W. Bussart	$6,200	—	$705	—	—	—	$6,905
John O. Chunn	6,200	—	705	—	—	—	6,905
Thomas Hawkins, III	6,200	—	705	—	—	—	6,905
Allen L. Henderson, Jr.	6,200	—	705	—	—	—	6,905
David H. Jent	6,200	—	705	—	—	—	6,905
James P. Moon	6,200	—	705	—	—	—	6,905
James Russell, Jr.	6,200	—	705	—	—	—	6,905

1.	W.B. Marsh, the Company’s and the Bank’s President and Chief Executive Officer, Robert E. Wiles, Jr., the Company’s and the Bank’s Executive Vice President and Chief Operating Officer, and D. Glenn Hardison, the Company’s and the Bank’s Chief Financial Officer, are not included in this table as they are also Named Executive Officers of the Company and their compensation for service on the boards of directors of the Company and the Bank is reflected in the Summary Compensation Table above.
AUDIT COMMITTEE
The Company’s Audit Committee is presently comprised of directors Walter W. Bussart, Thomas H. Hawkins, III, David H. Jent, and James L. Russell, Jr., none of whom is an officer or employee of the Company. The Board of Directors has determined that all of the members of the Audit Committee are independent in accordance with the requirements of the listing standards of the Nasdaq Stock Market, LLC.
The Audit Committee Charter provides that members of the committee shall be “independent” and that they shall have an adequately broad level of general financial experience to serve on the Audit Committee. In the committee’s judgment, all of the members of the committee meet these criteria. The Audit Committee has not at this time designated a “financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The Board of Directors, however, believes that at least one of the current members of the Audit Committee has a level of experience regarding banking operations and the application of generally accepted accounting principles as to provide valuable service to the audit committee in its role of overseeing the financial reporting process of the Company and the Bank. The Board of Directors further believes that the current members of the Company’s Board of Directors provide a breadth of experience and level of community relationships that are important to the Company and that the Company does not believe that it could attract an additional director that meets the requirements of an “audit committee financial expert” who also has those similar relationships. In making its determination, the Board of Directors particularly considered the size and nature of the Company’s business and the importance of knowledge of the local communities served by the Bank.

The Audit Committee’s work is intended to provide reasonable assurance that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles and that the Company’s auditors are “independent,” as that term is used under the Securities Exchange Act of 1934 with respect to the Company’s independent registered public accounting firm. However, members of the Audit Committee rely without independent verification on the information provided to them, and on the representations made to them, by management and by the independent auditors. Accordingly, the Audit Committee’s review of the Company’s consolidated financial statements is substantially dependent on the information provided, as well as the representations made, to it, although committee members ask questions of management and the independent auditors designed to inform themselves of any needed or appropriate changes to accounting, internal controls and procedures, or financial reporting principles used by the Company and as to any issues that may relate to the independence of the Company’s independent registered accounting firm.
The Report of the Audit Committee describes matters related to the Audit Committee and its functions. The Board of Directors has adopted a formal, written Audit Committee Charter, a copy of which is available on the Company’s website.
REPORT OF THE AUDIT COMMITTEE
In accordance with its written charter, as adopted by the Board of Directors, as amended, the Audit Committee appointed by the Board of Directors (“Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of First Commerce Bancorp, Inc. (the “Company”). During 2006, the Audit Committee met six times. The Audit Committee reviewed the interim financial and other information contained in each quarterly earnings announcement and quarterly filings to the Securities and Exchange Commission and Federal Deposit Insurance Corporation with the Chief Executive Officer and the Chief Financial Officer and independent auditors. The Audit Committee also discussed the results of the internal audit examinations. Company and Bank officers meet with the Audit Committee by invitation only and the committee regularly meets in executive session without the attendance of Company or Bank officers.
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit function and independent auditors, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
The Company’s management has primary responsibility for preparing the Company’s consolidated financial statements and the Company’s financial reporting process. The Company’s independent auditors, Maggart & Associates, P.C., are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America.
In this context, the Audit Committee hereby reports as follows:
     1. The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

     2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
     3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent auditors the independent auditors’ independence.
     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the consolidated audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.
James L. Russell, Jr., Chairman
Walter W. Bussart
Thomas H. Hawkins, III
David H. Jent
     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
PRINCIPAL AUDITOR FEES AND SERVICES
The Audit Committee has appointed Maggart & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2007. Representatives of Maggart & Associates, P.C., are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
The following table shows the fees paid or accrued by the Company for the audit and other services provided by Maggart & Associates, P.C., for fiscal 2006 and 2005.

Services Performed	2006	2005
Audit Fees(1)	$58,094	$45,000

Audit-Related Fees(2)	13,858	11,845

Tax Fees(3)	3,625	3,325

All Other Fees	—	—

Total Fees	$75,577	$60,170

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements, the audit of the Bank’s trust department and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of fees associated with the formation of the Company in 2006 and, in 2006 and 2005, accounting consultations, services related to assistance with regulatory capital planning and attendance at audit committee meetings.

(3)	For fiscal 2005 and 2004, respectively, tax fees principally included tax preparation, tax advice and tax planning fees.
The Audit Committee has established general, informal guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Audit Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. Services such as audit of financial statements and assistance with computations of fair market value disclosures, review of periodic and current reports (such as Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K), preparation of reports to the Securities and Exchange Commission, and preparation of federal and state tax returns (among others) have been pre-approved by the Audit Committee.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the external accountant’s independence. After discussing this matter among themselves, with management, and with the independent auditors, the Audit Committee believes that the provision of the specified non-audit services is compatible with maintaining the external auditor’s independence.
PROPOSAL NO. 2
RATIFICATION OF THE AUDIT COMMITTEE’S
SELECTION OF INDEPENDENT AUDITORS
The Audit Committee of the Company’s Board of Directors has selected Maggart & Associates, P.C., to serve as independent auditors for the current fiscal year and considers it desirable that the selection of Maggart & Associates, P.C., be submitted for ratification by the shareholders. The Audit Committee of the Board of Directors proposes and recommends that the shareholders ratify the selection by the Audit Committee of the firm of Maggart & Associates, P.C., to serve as independent auditors for the Company for the fiscal year that ends December 31, 2007. The firm has served as the Company’s or the Bank’s independent auditors since the Bank opened for business in 2002. One or more representatives of Maggart & Associates, P.C., is expected to be present at the 2006 Annual Meeting to make such comments as they desire and to respond to appropriate questions from shareholders of the Company.
Although the shareholders are not legally required to vote on the ratification of the appointment of independent auditors for the Company, the Board of Directors places high importance on the shareholders’ vote in this regard. If the ratification of Maggart & Associates, P.C., as the Company’s independent auditors is rejected by the shareholders, then the Audit Committee will re-evaluate (but not necessarily change) its choice of independent auditors. Even if the ratification is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the ratification unless otherwise instructed by the shareholders. The proposal will be approved if more shares are voted for, rather than against, the proposal at the Annual Meeting if a quorum is present.
The Audit Committee and the Board of Directors unanimously recommend that you vote “FOR” this proposal.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table provides information, as of March 21, 2007, with respect to the following beneficial owners of the Company’s common stock:
•	Each person or group owning at least five percent of the Company’s shares;

•	Each director, nominee for director and Names Executive Officer; and

•	All executive officers and directors as a group.
The percentages of shares outstanding provided in the table are based on 1,310,692 voting shares outstanding as of March 21, 2007. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. Shares issuable upon exercise of options that are exercisable within sixty days of March 21, 2007 are considered outstanding for the purpose of calculating the percentage of outstanding shares of Company Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual.

	Amount and Nature
Name and Address of Beneficial Owner (1)	of Beneficial Owner (2)(3)	Percent of Class (%)
5% Shareholders
William H. Coble, Jr. 1028 Nashville Highway Lewisburg, Tennessee 37091	77,757	5.93%

Directors:

Walter W. Bussart	20,274	1.55%

John O. Chunn	28,944	2.21%

Glenn Hardison	30,230	2.31%

Thomas H. Hawkins, III	20,274	1.55%

Allen L. Henderson, Jr.	21,294	1.63%

David H. Jent	28,587	2.18%

W.B. Marsh	58,718	4.48%

James P. Moon	73,821	5.63%

James L. Russell, Jr.	20,376	1.56%

Robert E. Wiles, Jr.	19,696	1.50%

Directors and executive officers of the Company as a group (10 persons).	322,214	24.58%

(1)	The address for each of the directors and executive officers set forth in the table above is 500 North Ellington Parkway, Lewisburg, Tennessee 37091.

(2)	This information has been furnished by the directors and officers of the Company. Unless otherwise indicated, a shareholder possesses sole voting and investment power with respect to all of the shares shown opposite his name, including shares held in his individual retirement account. Shares held in self-directed individual retirement accounts have been shown in each director’s total, and classified as subject to the director’s sole voting and dispositive authority. The total shown include shares held in the name of spouses, minor children, certain relatives, trusts, estates, custodial arrangements for children, and certain affiliated companies and/or business entities as to which beneficial ownership may be disclaimed.

(3)	The amounts shown include the following shares that are issuable upon the exercise of options that are (a) currently exercisable or (b) exercisable within 60 days following March 21, 2007: Mr. Coble (1,094), Mr. Bussart (8,034), Mr. Chunn (8,034), Mr. Hardison (17,314), Mr. Hawkins (8,034), Mr. Henderson (8,034), Mr. Jent (5,461), Mr. Marsh (7,560), Mr. Moon (7,719), Mr. Russell (8,034), Mr. Wiles (9,415), and all directors and executive officers as a group (87,639).
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of the copies of such forms and written representations from certain reporting persons furnished to the Company, the Company believes that its officers, directors and greater than ten percent beneficial owners, if any, were in compliance with all applicable filing requirements.
CERTAIN TRANSACTIONS
Certain directors and officers of the Company and the Bank, businesses with which they are associated, and members of their immediate families are customers of the Company and have had transactions with the Company in the ordinary course of the Company’s business. All material transactions involving loans and commitments to such persons and businesses have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers. (including the directors and their respective interests) and these related parties to the Company for the past three years was as follows:

	Total Dollar Amount	Total Amount of	Total Amount of
	of Loans to Directors,	Loans As A	Loans As A
Year Ending	Officers, and Their	Percentage of Net	Percentage of
December 31	Affiliates	Loans	Shareholders Equity
2006	$6,654,000	5.88%	46.21%

2005	6,098,000	6.21%	46.59%

2004	4,337,000	5.62%	34.34%

Except as disclosed under “Executive Compensation” and elsewhere in this document, the Company’s executive officers and directors did not have business relationships with us in 2006 which would require individual disclosure under applicable SEC regulations.

The Company’s Board of Directors approves, in advance, all related party transactions.
SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2008 ANNUAL MEETING
Requirements of the Company’s Charter and Bylaws
The Company’s bylaws provide that, at an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a shareholder.
For business to be properly brought before an annual meeting by a shareholder, the shareholder must have delivered timely notice thereof in writing to the secretary of the Company. Except as provided in Section 5.2 of Article II of the bylaws, and unless otherwise provided pursuant to applicable law (including, without limitation, federal securities laws), in order to be timely a shareholder’s notice must be delivered to or mailed and received by the president or the corporate secretary at the principal executive offices of the Company not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than sixty days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business; and if there are one or more nominees to be elected director(s), then all of the information regarding such shareholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by such shareholder, including all of the information specified in Section 5.2 of Article II of the bylaws. The term “shares beneficially owned” is defined as all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).
Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in Article I, Section 10 of the Company’s bylaws. The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given. The presiding officer of an annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of Section 10 of the Company’s bylaws; and if she or he should so determine, she or he shall declare that to the meeting and any such business not properly brought before the meeting shall not be transacted.

According to the Company’s charter and bylaws, nominations for election to the Board of Directors may be made by the Board of Directors (or any committee of the Board) or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the president of the Company not less than ten (10) days nor more than forty-five (45) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the president of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. According to the Company’s charter, the notification is to contain the following information to the extent known to the notifying shareholder:
•	The name and address of each proposed nominee.

•	The principal occupation of each proposed nominee.

•	The total number of shares of capital stock of the Company that will be voted for each proposed nominee.

•	The name and residence address of the notifying shareholder.

•	The number of shares of capital stock of the Company owned by the notifying shareholder. For nominations not made in accordance herewith, the chairperson of the meeting, in his/her discretion, may disregard the nomination, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.
The Company requires also that the notice shall include each nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Nominations at either an annual or special meeting must have been made in accordance with the foregoing procedure and nominations from the floor of the meeting will not be valid.
Shareholder Proposals
For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, which is expected to be held on Tuesday, April 22, 2008, the written proposal must be received by the Corporate Secretary of the Company at our principal executive offices no later than November 30, 2007. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before the Company begins to print and mail its proxy materials. Both the proponent of such proposals, and the proposals themselves, must also meet the requirements of Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed and sent as set forth below under “Delivery of Proposals and Nominations,” below.
For a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the shareholder must deliver timely notice thereof to the Corporate Secretary of the Company. In general, the Company requires that the notice be received by the Corporate Secretary of the Company:
•	Not earlier than the close of business on January 23, 2008; and

•	Not later than the close of business on February 22, 2008.
As noted above, it is anticipated that the 2008 Annual Meeting of Shareholders will be held on April 22, 2008.

Delivery of Proposals and Nominations
All proposals and nominations should be sent in such a manner that they are easily identified as important shareholder communications. They should be and labeled as follows:
     Chairman of the Board
     First Commerce Bancorp, Inc.
     500 North Ellington Parkway
     Lewisburg, Tennessee 37091
     SHAREHOLDER COMMUNICATION ENCLOSED
Risk of timely delivery of shareholder proposals or other business, and risk of compliance with applicable rules concerning such business, is and remains on the proponent. Because risk of non-delivery or untimely delivery remains with the Shareholder, we urge you to use caution in mailing any proposals to the Company.

Appendix A
FIRST COMMERCE BANCORP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
     This proxy is solicited upon behalf of the Board of Directors for the Annual Meeting to be held on April 17, 2007.
     The undersigned hereby appoints W.B. Marsh and D. Glenn Hardison, or either of them, with full power of substitution, as proxies, and hereby authorizes them to vote, as designated, all shares of common stock of First Commerce Bancorp, Inc., held by the undersigned on March 21, 2007 at the Annual Meeting of Shareholders to be held Tuesday, April 17, 2007, at 10:00 a.m. (CDT), at the main office of First Commerce Bank located at 500 North Ellington Parkway, Lewisburg, Tennessee 37091, and any adjournment(s) thereof.
1. ELECTION OF DIRECTORS
___     FOR all nominees listed below (except as marked to the contrary below)

W.B. Marsh	Thomas Hawkins III
Robert E. Wiles, Jr.	Allen L. Henderson, Jr.
D. Glenn Hardison	David H. Jent
Walter W. Bussart	James P. Moon
John O. Chunn	James Russell, Jr.
___      Withhold authority to vote for all nominees;
___     Withhold authority to vote for the following nominee(s), write that nominee’s name on the line below:

2. RATIFICATION OF AUDITORS
     The ratification of the selection of Maggart & Associates, P.C. as the independent accountants for the year ending December 31, 2007.
_____   FOR           _____        AGAINST           _____   ABSTAIN
In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

Signature	Date

Signature (if held jointly)	Date

     Please sign exactly as your name appears on your share certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by an authorized person.
BE SURE TO MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
IN THE ADDRESSED POSTAGE PAID ENVELOPE PROVIDED

Number of shares owned on the
Company’s records as of March 21, 2007